UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2024
Outbrain Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40643	20-5391629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 West 19th Street
New York, NY 10011
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (646) 867-0149

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
As previously announced, on August 1, 2024, Outbrain Inc., a Delaware corporation (the “Company” or “Outbrain”), entered into a Share Purchase Agreement with Altice Teads S.A. (“Altice Teads”), a public limited liability company (société anonyme) incorporated and existing under the laws of the Grand Duchy of Luxembourg, and Teads S.A., a public limited liability company (société anonyme) incorporated and existing under the laws of the Grand Duchy of Luxembourg (“Teads”), pursuant to which Outbrain will acquire, directly and via certain of its subsidiaries, all of the issued and outstanding equity interests of Teads from Altice Teads, after which Teads will become a wholly owned subsidiary of Outbrain (the “Transaction”).
On Wednesday, November 27, 2024, Altice International S.à r.l. (“Altice International”) announced its financial and operating results for the quarter ended September 30, 2024. On Thursday, November 28, 2024, Altice International made available condensed interim consolidated financial statements as of and for the three and nine-month periods ended September 30, 2024 (the “Altice International Q3 Results”). The financial results of Teads as of and for such periods are contained in the Altice International Q3 Results. The Altice International Q3 Results were prepared in accordance with International Financial Reporting Standards as adopted in the European Union (“IFRS-EU”). IFRS-EU differs from U.S. GAAP in a number of significant respects, and results for Teads as a discontinued operation as reported in the Altice International Q3 Results may be different from standalone results for Teads. For additional information regarding the Altice International Q3 Results, please refer to “Altice International – Q3 2024 Results” and “Altice International – Q3 2024 Condensed Interim Financial Statements”, which are available on Altice International’s website at https://altice.net/altice-international. Altice Teads is a subsidiary of Altice International.
The Altice International Q3 Results were prepared by, and are the responsibility of, Teads, Altice Teads and/or Altice International. The Company assumes no responsibility regarding completeness or the accuracy thereof.
Cautionary Note About Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the U.S. federal securities laws and the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. These statements are based on current expectations, estimates, forecasts and projections about the industries in which Outbrain and Teads S.A. (“Teads”) operate, and beliefs and assumptions of Outbrain’s management. Forward-looking statements may include, without limitation, statements regarding possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives, expected synergies and statements of a general economic or industry-specific nature. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “foresee,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions, or are not statements of historical fact. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors including, but not limited to: the risk that the conditions to the consummation of the transaction will not be satisfied (or waived); uncertainty as to the timing of the consummation of the transaction and Outbrain and Teads’ ability to complete the transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the share purchase agreement; the failure to obtain, or delays in obtaining, required regulatory approvals or clearances; the risk that any such approval may result in the imposition of conditions that could adversely affect Outbrain or Teads, or the expected benefits of the transaction; the failure to obtain the necessary debt financing to complete the transaction; the effect of the announcement or pendency of the transaction on Outbrain’s or Teads’ operating results and business generally; risks that the transaction disrupts current plans and operations or diverts management’s attention from its ongoing business; the initiation or outcome of any legal proceedings that may be instituted against Outbrain or Teads, or their respective directors or officers, related to the transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that Outbrain’s stock price may decline significantly if the transaction is not consummated; the effect of the announcement of the transaction on the ability of Outbrain and Teads to retain and hire key personnel and maintain relationships with their customers, suppliers and others with whom they do business; the ability of Outbrain to successfully integrate Teads’ operations, technologies and employees; the ability to realize anticipated benefits and synergies of the transaction, including the expectation of enhancements to Outbrain’s services, greater revenue or growth opportunities, operating efficiencies and cost savings; overall advertising demand and traffic generated by Outbrain and the combined company’s media partners; factors that affect advertising demand and spending, such as the continuation or worsening of unfavorable economic or business conditions or downturns, instability or volatility in financial markets, and other events or factors outside of Outbrain and the combined company’s control, such as U.S. and global recession concerns; geopolitical concerns, including the ongoing war between Ukraine-Russia and conditions in Israel and the Middle East; supply chain issues; inflationary pressures; labor market volatility; bank closures or disruptions; the impact of challenging economic conditions; political and policy uncertainties resulting from the U.S. presidential election; and other factors that have and may further impact advertisers’ ability to pay; Outbrain and the combined company’s ability to continue to innovate, and adoption by Outbrain and the combined company’s advertisers and media partners of expanding solutions; the success of Outbrain and the combined company’s sales and marketing investments, which may require significant investments and may involve long sales cycles; Outbrain and the combined company’s ability to grow their business and manage growth effectively; the ability to compete effectively against current and future competitors; the loss or decline of one or more large media partners, and Outbrain and the combined company’s ability to expand advertiser and media partner relationships; conditions in Israel, including the ongoing war between Israel and Hamas and other terrorist organizations, may limit Outbrain and the combined company’s ability to market, support and innovate their products due to the impact on employees as well as advertisers and advertising markets; Outbrain and the combined company’s ability to maintain revenues or profitability despite quarterly fluctuations in results, whether due to seasonality, large cyclical events or other causes; the risk that research and development efforts may not meet the demands of a rapidly evolving technology market; any failure of Outbrain or the combined company’s recommendation engine to accurately predict attention or engagement, any deterioration in the quality of Outbrain or the combined company’s recommendations or failure to present interesting content to users or other factors which may cause us to experience a decline in user engagement or loss of media partners; limits on Outbrain and the combined company’s ability to collect, use and disclose data to deliver advertisements; Outbrain and the combined company’s ability to extend their reach into evolving digital media platforms; Outbrain and the combined company’s ability to maintain and scale their technology platform; the ability to meet demands on our infrastructure and resources due to future growth or otherwise; the failure or the failure of third parties to protect Outbrain and the combined company’s sites, networks and systems against security breaches, or otherwise to protect the confidential information of Outbrain and the combined company; outages or disruptions that impact Outbrain or the combined company or their service providers, resulting from cyber incidents, or failures or loss of our infrastructure; significant fluctuations in currency exchange rates; political and regulatory risks in the various markets in which Outbrain and the combined company operate; the challenges of compliance with differing and changing regulatory requirements; the timing and execution of any cost-saving measures and the impact on Outbrain and the combined company’s business or strategy; and the other risk factors and additional information described in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2024, in the section entitled “Risk Factors”, and under the heading “Risk Factors” in Item 1A of Outbrain’s Annual Report on Form 10-K filed with the SEC on March 8, 2024 for the year ended December 31, 2023 and Outbrain’s Form 10-Q filed with the SEC on August 8, 2024 for the period ended June 30, 2024, and in subsequent reports filed with the SEC.
Accordingly, you should not rely upon forward-looking statements as an indication of future performance. Outbrain cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or will occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Outbrain and the combined company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. Outbrain undertakes no obligation, and does not assume any obligation, to update any forward-looking statements, whether as a result of new information, future events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events or otherwise, except as required by law.
Additional Information About the Transaction and Where to Find It
This communication may be deemed to be solicitation material in respect of the stockholder approval (the “Stockholder Approval”) to authorize the issuance of certain equity securities of Outbrain as consideration for the proposed transaction.
In connection with a special meeting of its stockholders for the Stockholder Approval, on October 31, 2024, Outbrain filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OUTBRAIN, TEADS AND THE TRANSACTION. Investors and stockholders may obtain a free copy of these materials (when available) and other documents filed by Outbrain with the SEC through the website maintained by the SEC at www.sec.gov. In addition, free copies of these materials will be made available free of charge through Outbrain’s website at https://www.outbrain.com.
Participants in the Solicitation
Outbrain and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Outbrain in favor of the Stockholder Approval. Information regarding these directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in Outbrain’s proxy statement for its 2024 annual meeting of stockholders on Schedule 14A, which was filed with the SEC on April 26, 2024. To the extent holdings of Outbrain’s securities by its directors or executive officers have changed since the amounts set forth in such 2024 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the direct or indirect interests, by security holdings or otherwise, of Outbrain’s participants in the solicitation, which may, in some cases, be different than those of Outbrain’s shareholders generally, is set forth in Outbrain’s definitive proxy statement relating to the Stockholder Approval, which was filed with the SEC on October 31, 2024, and other relevant materials to be filed by Outbrain with the SEC when available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBRAIN INC.
Date: November 29, 2024	By:	/s/ David Kostman
Name: David Kostman
Title: Chief Executive Officer

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